HARRIS & HARRIS GROUP, INC.
              CODE OF ETHICS PURSUANT TO RULE 17J-1



BACKGROUND

     This Code of Ethics has been adopted by the Board of Directors of Harris & Harris Group, Inc. (the "Company") in accordance with Rule 17j-1(c) under the Investment Company Act of 1940 (the "Act"). Rule 17j-1 generally prohibits fraudulent or manipulative practices by access persons of investment companies and business development companies including with respect to purchases or sales of securities held or to be acquired by such companies.

     The purpose of this Code of Ethics is to reflect the following: (1) the duty at all times to place the interests of shareholders of the Company first; (2) the requirement that all personal securities transactions be conducted consistent with the Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and (3) the fundamental standard that Company personnel should not take inappropriate advantage of their positions.

     Rule 17j-1(b) provides that it is unlawful for any affiliated person (as defined in the Act) or principal underwriter for a registered investment company or any affiliated person of an investment adviser or principal underwriter for a registered investment company in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired, as defined in this section, by such registered investment company:

     (a) To employ any device, scheme or artifice to defraud such registered investment company;

     (b) To make to such registered investment company any untrue statement of a material fact or omit to state to such registered investment company any material fact necessary in order to make the statements, in light of the circumstances under which they are made, not misleading;

     (c) To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any such registered investment company; or

     (d) To engage in any manipulative practice with respect to such registered investment company.

Section 59 of the Act makes these provisions applicable to business development companies.

     Rule 17j-1(c) requires that the Company adopt a code of ethics containing provisions reasonably necessary to prevent its "Access Persons" (as defined below) from engaging in any of the conduct referred to above.

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APPLICATION

     This Code of Ethics applies to the "Access Persons" of the Company. Currently this includes each employee and each director of the Company. Each Access Person must receive, read, acknowledge receipt of, make certain reports under, periodically certify compliance with and retain this Code of Ethics.

ADMINISTRATION

     This Code of Ethics is administered by the Company's Chief
Compliance Officer and any questions should be directed to that individual.

DEFINITIONS

     For purposes of this Code of Ethics, the following definitions shall apply:

     (a) "Access Person" means any director, officer or Advisory Person of the Company. The term includes any entity or account in which an Access Person (together with immediate family members) has a 25% or greater beneficial interest or where multiple Access Persons have a 50% or greater beneficial interest.

     (b) "Advisory Person" of the Company means (1) any employee of the Company or of any company in a control relationship to the Company who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities by the Company, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (2) any other natural person in a control relationship to the Company who obtains information reasonably contemporaneously concerning recommendations made to the Company with regard to the purchase or sale of Covered Securities.

     (c) "Affiliated Person" means, in reference to the Company, (i) any person owning or holding with the power to vote 5% or more of the outstanding voting securities of the Company or of which the Company owns or holds with power to vote 5% or more of the outstanding voting securities, (ii) any director, officer or employee of the Company or (iii) any person controlling, controlled by or under common control with the Company.

     (d) A Covered Security is "being considered for purchase or sale" when, in the case of a potential purchase, the Company has commenced or completed due diligence and has not determined not to seek to acquire such security and, in the case of a sale, the Company has commenced formal consideration of whether to sell such security and has not determined not to seek to sell it.

     (e) "Beneficial Ownership" means an interest in securities, the financial benefits of which are enjoyed, directly or indirectly, by the person in question by reason of ownership or any contract, understanding, relationship, agreement, or other arrangement, and by reason of which such person should


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	  be regarded as the true owner.  It is not relevant
	  whether such securities are registered or standing on the books of the issuer in the name of such person or some other person. Thus, for example, securities held for a person' s benefit in the names of others, such as nominees, trustees and other fiduciaries, securities held by any partnership of which a person is a partner, and securities held by any corporation which is controlled by a person (directly or through intermediaries), would be deemed to be beneficially owned by said person. Similarly, a person ordinarily obtains benefits equivalent to ownership from, and thus is generally regarded as the "beneficial owner" of, securities held in the name of a spouse, a minor child, or an immediate family member living in the same household or substantially dependent on such person for support. As a consequence, you normally need to obtain prior approval for, and report, any transaction by a member of your immediate family that you would need to report or obtain prior approval for if you were engaging in the transaction yourself. Other illustrations of benefits substantially equivalent to those of ownership include application of the income derived from securities to maintain a common home and application of the income derived from securities to meet expenses which the person otherwise would meet from other sources. In some cases a fiduciary, such as a trustee, may have beneficial ownership by having or sharing voting or investment power with respect to such securities even if such person does not have a financial interest in the securities.

     (f) "Chief Compliance Officer" means the individual appointed to that position by the Board of Directors; provided that, for purposes of determinations under this Code of Ethics, in the absence of the Chief Compliance Officer, either the Chief Operating Officer or the Chief Financial Officer may be treated as the Chief Compliance Officer and that, for purposes of determinations regarding the Chief Compliance Officer, one of such other individuals shall be treated as the Chief Compliance Officer.

     (g) "control" means the power to exercise a controlling influence over the management or policies of a company; however, control does not include such power arising solely as the result of an official position with such company.

     (h)  "Covered Security" means a security as defined in
	  Section 2(a)(36) of the 1940 Act, except that it does not include (i) direct obligations of the Government of the United States, (ii) banker's acceptances, bank certificates of deposit, commercial paper and high-quality short-term debt instruments, including repurchase agreements, and (iii) shares issued by open-end registered investment companies.

     (i) "Independent Director" means a director of the Company who is not an "interested person" of the Company within the meaning of Section 2(a)(19) of the Act. A director is not deemed an interested person of the Company solely by reason of his being a member of the Board of Directors or an owner of less than 5% of the voting securities of the Company.

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     (j)  "Insider Trading" generally means trading in a
	  security on the basis of Material Non-Public
	  Information in violation of a duty to the marketplace, the issuer, the person's employer or client or the like. Passing Material Non-Public Information to another person in violation of such a duty may also be treated as Insider Trading. The circumstances in which such a duty exists are not easily defined. An Access Person of the Company who has Material Non-Public Information about a security should assume that he or she has such a duty unless the Chief Compliance Officer makes a contrary determination.

     (k) "Interested Person" of the Company means any affiliated person of the Company, any such affiliated person's family member, any legal counsel or employee thereof that has performed legal services for the Company during the preceding two fiscal years, any broker-dealer or associated person or direct or indirect shareholders therein that has performed securities transactions for the Company during the preceding six months, or anyone the SEC deems to have a material professional relationship with the Company or its chief executive officer, or any interested person of any investment advisor or principal underwriter of the Company., . However, the term does not include any person solely by reason of his being a director of the Company or his ownership or anyone the SEC deems to have a material professional relationship of less than 5% of the voting securities issued by the Company.

     (l) "Material Non-Public Information" is information that is both material and non-public. For this purpose, information is considered material if there is a substantial likelihood that a reasonable investor would consider it important in deciding how to act.
	  If the information has influenced a person's investment decision, it would be very likely to be considered material. In addition, information that, when disclosed, is likely to have a direct effect on the stock's price should be treated as material. Examples include information concerning impending mergers, sales of subsidiaries, significant revenue or earnings swings, dividend changes, impending securities offerings, awards of patents, technological developments, impending product announcements, impending financial news and other major corporate events. Information is non-public when it has not been disseminated in a manner making it available to investors generally. Information is public once it has been publicly disseminated, such as when it is reported in widely disseminated news services and/or publications, and investors have had a reasonable time to react to the information. Once the information has become public, it may be traded on freely.

     (m) "Purchase or Sale of a Covered Security" includes, among other things, the purchase or sale of an option to purchase or sell a Covered Security or entering into any contract such as a swap the value or payout of which varies with the value of such Covered Security.

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RESTRICTIONS ON PERSONAL INVESTING ACTIVITY FOR ACCESS PERSONS

     1.	General Prohibition.  Except as permitted by the
Exempted Transaction provisions or with prior written approval from the Chief Compliance Officer, no Access
Person shall purchase or sell, directly or indirectly, any Covered Security in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership and which such Access
Person knows or should have known at the time of such purchase or sale:

	(a) is issued by a person that is or proposes to be engaged to a substantial extent in micro or nano technologies and does not have outstanding any equity securities as to which it is obligated to file periodic reports with the SEC; or

	(b) is being considered for purchase or sale by the Company,

	(c)  is being held, purchased or sold by the Company, or

	(d)  is Company stock.

	2. No Access Person shall reveal to any other person (except in the normal course of his duties on behalf of the Company) any information regarding Covered Securities being considered for purchase or sale by the Company.

	3. No Access Person shall engage in Insider Trading whether for his own benefit or the benefit of the Company or others.

	4. No Access Person shall make or participate in the formation of recommendations concerning the purchase or sale by the Company of any Covered Security if such Access Person has Beneficial Ownership of any Covered Securities of the same issuer or has any other business relationship with such issuer, without disclosing to the Chief Compliance Officer any interest such Access Person has in such Covered Securities or issuer.

	5. No Access Person of the Company shall participate in any Covered Securities transaction on a joint basis with the Company without the prior written approval of the Chief Compliance Officer.

	6. Except as permitted by the Exempted Transactions provisions or with prior written approval from the Chief Compliance Officer, no Advisory Person shall purchase, directly or indirectly, any Covered Securities in which he or she by reason of such transaction acquires any direct or indirect Beneficial Ownership pursuant to an initial public offering, private placement or other private offering of Covered Securities. A record of any decision to approve the request, and the reasons underlying the decision, must be maintained for at least five years after the end of the fiscal year in which the approval is granted. In determining whether such prior approval shall be


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	    granted, the Chief Compliance Officer shall take into
	    account whether the opportunity to purchase such Covered Securities is being offered to such Advisory Person because of his or her position with the Company, and whether the opportunity to purchase such Covered Security should be reserved for the Company. Note that the term Advisory Person generally does not include Independent Directors, who may accordingly generally acquire securities in initial public offerings without prior written approval.

	7. Advisory Persons are prohibited from receiving any gift or other things of more than de minimis value (generally less than $200) from any person or entity that does business with or on behalf of the Company. Gifts received in excess of $100 must be reported to the Chief Compliance Officer.

	8. Advisory Persons must have the Chairman's prior written authorization to serve on any boards of directors, or be a trustee or the equivalent, of outside companies including charitable and non-profit organizations and foundations other than (at the request of the Company) any company in which the Company has an investment. In the case of the Chairman of the Company, the Independent Directors Committee shall approve serving on any such non-Company investee board.

	9. No Access Person may sell short any security issued by the Company or by a portfolio company or take a short equivalent position in any related security.

PRIOR APPROVAL REQUIREMENTS

	Except as permitted by the Exempted Transactions provisions, no Access Person shall purchase or sell, directly or indirectly, any Covered Security in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership, unless such purchase or sale has been pre-cleared in writing by the Chief Compliance Officer. Such pre-clearances will be effective for 30 days or until such other date as noted by the Chief Compliance Officer on the pre-clearance form, subject to termination at any time during the 30 day period by the Chief Compliance Officer in order to prevent issues under the Code of Ethics. Except as permitted by the Special Procedures for Buying or Selling Securities Issued by the Company, no Access Person shall purchase or sell, directly or indirectly, any securities issued by the Company or any related securities (such as an option or swap) in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership, unless such purchase or sale has been pre-cleared by the Chief Compliance Officer. The Chief Compliance Officer shall maintain a record of each pre-clearance approval or disapproval.

SPECIAL PROCEDURES FOR BUYING OR SELLING SECURITIES ISSUED BY
THE COMPANY

	1. If an Access Person has obtained pre-approval for a purchase or sale of Company stock but has not purchased or sold the stock within 24 hours, such Access Person shall verify that the Company's stock is not on the restricted list and is not being placed on

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	the restricted list before buying or selling such
	stock and must in any event complete such purchase or sale within 68 hours after receiving approval. Access Persons may purchase or sell the Company's stock or a related security on a long only basis.

	2. Form 4 is generally required to be filed with the SEC within 2 business days following a purchase, sale, transaction, gift (or receipt thereof) in the Company's stock or related securities by a Director or executive officer of the Company. Details of any such transaction must be sent to the Chief Compliance
	Officer or to his/her designee, preferably by email or fax, on the same day as the transaction so that a Form
	4 may be completed accurately and on a timely basis.

EXEMPTED TRANSACTIONS

	The prior approval requirements of the Code of Ethics shall not apply to:

	(a) Purchases or sales of common stock of public companies (other than the Company and initial public offerings) that are not held by the Company, U.S. government and government agency securities, municipal securities, non-convertible debt and preferred securities of public companies and securities of investment companies.

	(b) Purchases or sales effected in any account in which the Access Person does not have direct or indirect
	     Beneficial Ownership of the holdings of such account
	     (such as open-end mutual funds).

	(c) Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control or in any account which is managed on a discretionary basis by a person other than such Access Person and with respect to which such Access Person does not in fact have or seek to exercise influence or control over such transactions. No account shall be treated as qualifying for the foregoing exception without the prior written approval of the Chief Compliance Officer.

	(d) Purchases or sales which are non-volitional on the part of the Access Person (such as a merger).

	(e) Purchases which are part of an automatic dividend reinvestment plan.

	(f) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer.

	(g) Exercises of options on the Company's stock pursuant to a 10B5-1 Plan or during such "window," as the Chief Compliance Officer shall have selected by written announcement to the Company's employees and directors.

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USE OF CONFIDENTIAL AND MATERIAL NON-PUBLIC INFORMATION

	The Company considers all information concerning its investment activities and the operations of the private companies in which it primarily invests to be confidential. Access Persons may not trade on that information and may not communicate that information to others who do not need to know that information in the interests of the Company's business or are not permitted to receive such information under the Company's confidentiality agreements with the companies in which it invests or considers investing.

	If an Access Person believes he has learned Material Non-Public Information about a public company in which the Company has or is considering acquiring an investment interest, he should contact the Chief Compliance Officer immediately so that the Company can address the insider trading issues and preserve the integrity of the Company's activities. Such Access Person may not trade on the information or discuss the possible
Material Non-Public Information with any other person at the Company or out of the Company.

	If the Chief Compliance Officer, after consultation with senior management, concludes that such Access Person may in fact have learned Material Non-Public Information which the Company, in its activities, may not utilize, a Chinese Wall will be established so that other persons at the Company do not learn the Material Non-Public Information. Further, securities of the issuer in which Material Non-Public Information was acquired will be placed on the restricted list maintained by the Chief Compliance Officer.

	The following are steps that can be taken to preserve the confidentiality of confidential information and Material Non-
Public Information:

	o Material Non-Public Information should be communicated only when there exists a justifiable business reason to do so. Before such information about a public company is communicated to persons outside the Company, the Access Person must consult with the Chief Compliance Officer.

	o Access Persons should not discuss confidential matters in elevators, hallways, restaurants, airplanes, taxis, or any place where they might be overheard.

	o Access Persons should not read confidential documents in public places or discard them where others can retrieve them. Access Persons should not carry confidential documents in an exposed manner.

	o Access Persons should not discuss confidential business information with spouses or other relatives or with friends.

	o Access Persons should avoid even the appearance of an impropriety. Serious repercussions may follow Insider
	   Trading and the law proscribing Insider Trading is constantly changing.

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	o  Access Persons should assume that all confidential
	   information about the Company and other public companies is Material Non-Public Information, the use or dissemination of which for other than a legitimate business purpose would be wrong.

REPORTING AND CERTIFICATION REQUIREMENTS

	1.  Applicability.   All Access Persons are subject to
	    each of the reporting requirements set forth in paragraph 2 below except:

	    (a)	as set forth in items (b), (c) and (d) of the
                Exempted Transactions provisions;

	    (b)	a Disinterested Director who would be required to
		make a report solely by reason of being a Director need not make an initial holdings report or an annual holdings report. Furthermore, such Disinterested Director need not make a quarterly transaction report regarding any Covered Security other than one covered by 1(a) of the Restrictions on Personal Investing Activity for Access Persons (private micro and nano technology companies) and other than one regarding which the Director knew or, in the ordinary course of fulfilling his or her official duties as a Director, should have known during the 15-day period either immediately before or after the Director's transaction in a Covered Security, that the security in question was being considered for purchase or sale;

	    (c)	an Access Person need not make a quarterly
		transaction report to the extent the report would duplicate information contained in broker trade confirmations or account statements received by the Company with respect to the Access Person.

	2.  Report Types.

	    (a)	Initial Holdings Report.  An Access Person
		required to file an initial holdings report must file such report not later than 10 days after the person becomes an Access Person (which information must be current as of a date no more than 45 days prior to the date the person becomes an Access Person). Subject to the relevant exceptions set forth in the preceding Section
		(1), the initial report must (i) contain the title, number of units or principal amount of each Covered Security in which the Access Person had any direct or indirect Beneficial Ownership when the person became an Access Person; (ii) identify the account and any broker, dealer, bank or similar intermediary with whom the Access Person maintained an account in which any Covered Securities were held for the direct or indirect benefit of the Access Person, and (iii) indicate the date that the report is filed with the Chief Compliance Officer.

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	    (b)	Quarterly Transactions Report.  Each Access
		Person required to file a quarterly transaction report must file such report not later than 30 days after the end of each calendar quarter.
		With respect to any transaction made during the reporting quarter, subject to the relevant exceptions set forth in the preceding Section
		(1), the quarterly transaction report must contain (i) the transaction date, title, interest date and maturity date (if applicable), the number of units or principal amount of each Covered Security; (ii) the nature of the transaction; (iii) the price of the Covered Security at which the transaction occurred; (iv) the name of the broker, dealer, bank or similar intermediary through which the transaction was effected; and (v) the date that the report is submitted by the Access Person. With respect to any account established by an Access Person during the reporting quarter in which Covered Securities were held, the Access Person must report the date the account was established and the date the report is submitted.

	    (c)	Annual Holdings Report.  An Access Person
		required to file annually an annual holdings report must file such report prior to February 14th of each year (such information to be current as of December 31st of the prior year). Subject to the relevant exceptions set forth in the preceding Section (1), the annual report must contain (i) the title, number of units or principal amount of each Covered Security in which the Access Person had any direct or indirect Beneficial Ownership; (ii) the name of any broker, dealer, bank or similar intermediary at which any securities are held for the direct or indirect benefit of the Access Person; and
		(iii) the date the report is submitted.

	    (d) Confirmations and Account Statements.  Every
		Access Person shall direct each of his or her brokers, dealers, banks and similar intermediaries to provide to the Chief Compliance Officer duplicate confirmations of all transactions in any Covered Security in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership. Each Access Person shall provide to the Company for its records the name of the broker, dealer or bank with or through which any account was established in which any securities were held for the direct or indirect benefit of the Access Person, including the date the account was established.

	    (e)	Annual Certification.  Each Access Person must
		annually certify that such person has read this Code of Ethics, understands its requirements regarding such person and his immediate family and has complied with such requirements throughout the period during which such person was an Access Person during the previous year. Such certification shall be submitted to the Chief Compliance Officer within 10 days after the receipt of the certification request from the Company.

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	    (f)	Company Reports.  No less frequently than
		annually, the Company must furnish to the Board of Directors and the Board of Directors must consider, a written report that: (i) describes
			any issues arising under the Code of Ethics or
		procedures since the last report to the Board of Directors, including but not limited to, information about material violations of the code or procedures and sanctions imposed in response to the material violations; and (ii) certifies that the Company has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

	    (g)	Disclaimer of Beneficial Ownership.  Any report
		required under this Code may contain a statement that the report shall not be construed as an admission by the person submitting such duplicate confirmation or account statement or making such report that he or she has any direct or indirect Beneficial Ownership in the Covered Security to which the report relates.

	    (h)	Review of Reports.  The reports, certifications,
		duplicate confirmations and account statements required to be submitted under this Code shall be delivered to the Chief Compliance Officer. The Chief Compliance Officer shall review such reports, duplicate confirmations and account statements to determine whether any transactions recorded therein appear to constitute a violation of the Code of Ethics. Before making any determination that a violation has been committed by any Access Person, such Access Person shall be given an opportunity to supply additional explanatory material. The Chief Compliance Officer shall maintain copies of the reports, confirmations and account statements as required by Rule 17j-1(d).

	    (i)	Confidentiality.  All reports of Covered
		Securities transactions, duplicate confirmations, account statements and any other information filed with the Company pursuant to this Code shall be treated as confidential, but are subject to review as provided herein and by representatives of the SEC.

RESTRICTED LIST

	Each employee is responsible for making the Chief Compliance Officer aware of information relevant to the placement of any company's stock (including the stock of the Company or a portfolio company) on the restricted list as soon as practicable. The Company or a portfolio company's stock shall be placed on the restricted list in situations, not limited to but including when:

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	o  The Company or the portfolio company is in registration;

	o The Company has learned that an affiliated portfolio company's stock has a "black-out" period; and

	o Access Persons have Material, Non-Public Information about the Company or a portfolio company and have communicated that fact to the Chief Compliance officer.

	The foregoing events (or others) affecting a portfolio company shall result in the Company's stock being placed on the restricted list only if the event by itself or together with other non-public information is material to the Company. For this purpose, "in registration" means from the time the Company is aware that substantial steps have been taken toward a public offering (including (i) engaging counsel to draft a registration statement or supplement, (2) engaging in due diligence activities with prospective underwriters, or (iii) determining that capital needs or opportunities will likely result in a decision to take shares "off the shelf" sometime in the next 60 days) until the offering has been completed.

	Any amounts retained pursuant to the Directors Stock Purchase Plan 2001 (the "Plan") for purchasing the Company's stock shall be deposited in such Director's brokerage account (as stated in the Plan) as soon as practicable, however, the brokerage firm shall be directed not to purchase the Company's stock without first checking with the Chief Compliance Officer, or his/her designee with regards to whether the Company's stock is on the restricted list. If such stock is on the restricted list, the Chief Compliance Officer shall inform the brokerage firm as soon as the Company's stock is taken off the restricted list and the shares shall be purchased as soon as practicable thereafter.

RECORDS

	The Company shall maintain records with respect to this Code in the manner and to the extent set forth below, which records may be maintained on microfilm or in digital format under the conditions described in Rule 31a-2 under the 1940 Act and shall be available for examination by representatives of the SEC.

	(a) A copy of this Code and any other Code of Ethics of the Company that is, or at any time within the prior five years has been, in effect shall be preserved in an easily accessible place.

	(b) A record of any violation of the Code and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs.

	(c) A copy of each report made or duplicate confirmation or account statement received pursuant to this Code shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place.

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	(d)  A list of all persons who are, or within the past five
	     years have been, required to submit duplicate confirmation or account statements or to make reports pursuant to this Code shall be maintained in an easily accessible place.

SANCTIONS

	Upon discovering a violation of this Code, the Chief Compliance Officer, shall make an initial determination of an appropriate sanction, which may include, among other things, forfeiture of any profits on a transaction, restriction of trading privileges, a letter of censure or suspension or termination of the employment of the violator. If the Chief Compliance Officer considers the violation to be serious, he or she shall consult with the Board of Directors prior to imposing a sanction. With regard to minor violations, the Chief Compliance Officer shall impose a sanction and report periodically to the Board of Directors.

BOARD REVIEW

	Not less than annually the Board of Directors will review the operation and effectiveness of this Code of Ethics and make such modifications as it sees fit.


				Adopted on April 26, 2000
				Revised on September 29, 2004
				Revised on October 29, 2004
				Revised on November 3, 2005
				Revised on November 2, 2006


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